Supplement Dated February 20, 2004
To The Prospectus Dated September 29, 2003

NUVEEN MULTISTATE TRUST III
Nuveen North Carolina Municipal Bond Fund


Effective February 20, 2004, the portfolio management responsibilities of the Nuveen
North Carolina Municipal Bond Fund have been reassigned to Cathryn P. Steeves.
Cathryn Steeves currently manages
investments for five Nuveen-sponsored
investment companies.  She is a Vice
President of Nuveen Advisory (since 2003), formerly, Senior Analyst (2001-2004), prior thereto, Analyst for Nuveen
Advisory (1996-2001).

The fund will continue to utilize a
team approach.  There have been no
changes in the funds investment
objectives, policies or day-to-day
portfolio management practices.



PLEASE KEEP THIS WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE